Kaufman Bros., L.P. February 22, 2008

Forward Looking Statements Statements contained in this Presentation that are not based on current or historical fact are forward-looking in nature. Such forward-looking statements are based on current plans, estimates and expectations and are made pursuant to the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on known and unknown risks, assumptions, uncertainties and other factors. The Company's actual results, performance, or achievements may differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement. The financial information included in this presentation for the fourth quarter of 2007 is based on preliminary unaudited data and is subject to change.

Fourth Quarter Results $ in millions (except per share data) $ in millions (except per share data) 2007 2007 2007 2007 2006 4Q 07 3Q 07 2Q 07 1Q 07 4Q 06 Net Interest Income $363 $360 $371 $355 $360 Provision for Loan Losses (203) (148) (115) (96) (108) Service Fees (Deposits & Other) 142 143 138 136 129 Net (Loss) Gain on Sale of Securities & Valuation Adjustments (25) (3) 1 82 (1) Trading Gains (Losses) 4 (3) 10 (14) 12 (Loss) Gain on Sale of Loans (77) 6 28 3 21 Other Operating Income 27 24 26 45 44 231 379 459 511 457 Operating Expenses (621) (347) (361) (375) (379) Income Tax 96 4 (24) (17) (19) Net (Loss) Income $(294) $36 $74 $119 $59 EPS $(1.06) $0.12 $0.26 $0.41 $0.20 Financial Ratios: Earning Assets Yield 1 7.32% 7.40% 7.38% 7.29% 7.30% Cost of Funding Earning Assets 1 3.79 3.90 3.78 3.86 3.78 Net Interest Margin 1 3.53 3.50 3.60 3.43 3.52 ROE (32.32) 3.52 7.80 12.91 6.20 ROA (2.49) 0.30 0.64 1.02 0.5 1 On a taxable equivalent basis

Q4 Extraordinary Items Recharacterization - PFH: Approximately $3.2 billion in mortgage loan securitizations completed between 2001 and 2006 were removed from the balance sheet, with their related borrowings. Recharacterization resulted in a pretax loss of $90 million, and the recognition of $38 million in IO's and $18 million in MSR's. The Company's maximum remaining exposure related to recharacterized loans is approximately $58 million the value of IO's and MSR's recognized. E-Loan Intangibles Impairment: Substantial changes were made to E-Loan's business model, driven by changing conditions in the secondary loan market. Charges amounting to $211.8 million in goodwill and trademarks were recognized in the quarter (subject to completion of impairment analysis). Only $16 million in trademarks remain. Market Valuation Adjustments: Writedowns amounting to $16 million were recognized related to IO's. Investment securities were written down by approximately $12 million. In Q4, substantial charges were recognized related to the restructuring or exit of business lines and the impact of market conditions on asset valuations.

Q4 Extraordinary Items Sale of Equity One: American General Finance agreed to purchase $1.5 billion in mortgage and consumer loans from Equity One The sale will provide $1.5B in liquidity that will be used to repay borrowings, and further reduce the Company's subprime exposure With the loan sale closing in Q1, Popular is exiting the consumer finance business in the U.S.; related charges will be taken, but will be offset by a premium from the loans sold Amount of subprime remaining at PFH after sale: The loan sale (together with the recharacterization) will reduce the subprime exposure at PFH to approximately $1.0 billion in Q1 2008, as compared to $3.9 billion as of September 30th The remaining PFH loans Popular is retaining, will now run off as part of a discontinued business; we are considering applying FAS 159 to these, to reflect their fair-market values on the balance sheet In Q4, substantial charges were recognized related to the restructuring or exit of business lines and the impact of market conditions on asset valuations.

Capital Management Capital has remained at strong levels throughout market turmoil. Extraordinary items in Q4 and U.S. restructuring have not impacted adversely our capital ratios. $ in billions 2007 2007 2007 2007 2006 4Q 07 3Q 07 2Q 07 1Q 07 4Q 06 Tier 1 Capital Ratio 10.12% 10.73% 10.66% 10.80% 10.61% Total Capital Ratio 11.38% 11.98% 11.92% 12.05% 11.86% Leverage Ratio 7.33% 8.31% 8.17% 8.17% 8.05% Tangible Common Equity Ratio 6.16% 6.12% 5.93% 5.98% 5.78% Common Equity Less Goodwill $2.76 $2.95 $2.84 $2.88 $2.77 Tier 1 Capital $3.36 $3.83 $3.77 $3.78 $3.73 Risk Weighted Assets $33.21 $35.74 $35.37 $35.05 $35.14

P.R. Business Despite the challenging environment in P.R., the business has been executing well. Continuing troubles in the P.R. banking sector have permitted us to solidify gains in the market place. The acquisition of the retail banking business of Citibank in November added approximately $1 billion in deposits. The increase in provision reflects the sluggish economic environment since 2006. Weak economy is expected to remain in 2008. 1 YTD figures & including centralized expenses. $ in millions 3Q 07 2Q 07 3Q 06 Net Interest Income $242 $237 $227 Provision for loan losses (66) (63) (32) Non Interest Income 117 125 102 Expenses (183) (190) (181) Taxes (29) (28) (28) Net Income $81 $81 $88 Assets 26,138 25,863 25,124 Loans 16,227 15,861 14,926 Deposits 16,535 15,531 14,276 ROE1 15.53 15.94 18.66

U.S. Business The business has been particularly affected by: Rising charge-offs in PFH owned-in-trust & wholly-owned loans Impact of market disruption on gain on sale volumes & margins Substantial increase in borrowing costs Increased writedowns in the value of subprime-related assets Changes in market conditions have required a review of U.S. business: Non-banking financial services businesses have been divested or terminated Community banking business is under review: Cost structure Geographic reach $ in millions 3Q 07 2Q 07 3Q 06 Net Interest Income $122 $140 $125 Provision for loan losses (82) (52) (32) Non Interest Income 26 57 69 Expenses (141) (143) (158) Taxes 30 (1) (3) Net Income ($45) $1 $2 Assets 21,153 20,599 21,083 Loans 17,081 16,878 16,871 Deposits 10,541 9,921 8,952 ROE1 (7.76) (6.86) .78 1 YTD figures & including centralized expenses.

U.S. Strategy Update Changes are underway at the U.S. business to increase its return on capital. The difficulty of financing a consumer finance company in the capital markets, led to the sale of a significant portion of Equity One's mortgage loan & consumer loan portfolio. The business model of E-Loan was substantially changed, reflecting the structural changes taking place in the financial markets. The footprint of the U.S. banking business is under review for the optimal structure. Texas (Houston) region was sold on Jan-2008. The cost structure of the U.S. bank is being studied for potential cuts. The U.S. business will be focused on community banking, and current initiatives underway should improve its returns. Focus on profitability vs. growth.

Evertec Leveraging existing product offering and processing infrastructure to service other Financial Institutions and enter new markets Continuous improvement of quality levels Enhance competitiveness of ATH network Invest significantly in new technology developments Main initiatives Revenues increased to $241.6M, 6.1% higher than 2006. Over 1 billion transactions processed in 2007, a 13% increase from 2006. Offices in 8 countries, servicing customers in 15 countries 1,766 Employees 16.93% ROE for 2007 Financials Develop EVERTEC as a full service 3rd party processing provider with a strong presence in the Caribbean and Latin America.

Briefing - P.R. Economy Bottom line: Weak performance expected in 2008, but should remain stable. Indicators to watch in 2008: Government revenues U.S. economy (i.e., P.R. tourism) Housing sector Oil prices Silver linings: Employment fallout has evened out in last five months (July-Nov.), according to household survey. No repeat of retail sales plunge of 2006 Sales up 1.2% (Jan-Sept. '07); 1.5% drop in Jan-Sept. '06

Subprime Exposure The Q4 recharacterization, charge-offs and loan amortization, reduced PFH subprime exposure to approximately $1 billion as of Dec 31 (excluding loans to be sold to American General Finance). The sale of Equity One in Q1 08 will reduce subprime mortgage loans at PFH by $800 million. Subprime loans at BPPR have similar experience as prime loans. Subprime loans at BPNA are substantially different products from those at PFH (and other monoline subprime lenders). Loss experience in P.R. is very low; in 2007 charge-offs were .04%1. BPNA loans are targeted to Hispanic borrowers, are fixed-rate, or 7/1's; in 2007 had charge-offs of 1.27%1. * Profoma assuming sale of Equity One business (In millions $) (In millions $) * 1 YTD subprime mortgage loan charge-offs.

Liquidity Banking subsidiary liquidity is currently strong: Short-term unsecured borrowings as of Dec 31 amounted to $538 million vs. $1.364 billion in June 30. .... but there were $6 billion in strong sources of liquidity available: Fed Discount Window: $3 billion Unpledged securities: $1 billion Money market investments: $1 billion FHLB availability: $793 million BHC liquidity will be significantly strengthened with the Equity One sale: Provides $1.5 billion in cash No need to access capital markets in 2008. In addition, Popular North America issued $275 million in 5-year senior debt, in Dec 2007. (In millions $) (In millions $) (In millions $)

Closing Thoughts The P.R. business is executing well in a very challenging environment, and strengthening its competitive position. The U.S business has required structural changes to improve its core profitability Business line divestitures at E-Loan Sale of non-banking financial business in U.S. Sale of Texas region Action plan: Complete review of current U.S. banking business, and implement remaining steps.

Kaufman Bros., L.P. February 22, 2008